UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.)

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

MYOS RENS TECHNOLOGY, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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MYOS RENS TECHNOLOGY INC.

45 Horsehill Road, Suite 106

Cedar Knolls, New Jersey 07927

November 19, 2018

Dear Stockholders:

It is our pleasure to invite you to the 2018 Annual Meeting of Stockholders of MYOS RENS Technology Inc. We will hold the meeting on Thursday, December 13, 2018, at our headquarters located at 45 Horsehill Road, Suite 106, Cedar Knolls, New Jersey 07927, at 10:30 a.m., local time.

Details regarding admission to the meeting and the business to be conducted at the meeting are more fully described in the accompanying Notice of Annual Meeting of Stockholders and proxy statement.

We hope you will be able to attend the annual meeting. Whether or not you plan to attend the annual meeting, please promptly sign, date and return the enclosed proxy card or voting instruction card in the envelope provided, or submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

Thank you for your ongoing support of and continued interest in MYOS RENS Technology Inc.

Sincerely,

/s/ Joseph Mannello
Joseph Mannello
Chief Executive Officer and Director

MYOS RENS TECHNOLOGY INC.

45 Horsehill Road, Suite 106

Cedar Knolls, New Jersey 07927

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 13, 2018

To the Stockholders of MYOS RENS Technology Inc.:

Notice is hereby given that the 2018 annual meeting of the stockholders of MYOS RENS Technology Inc. (“MYOS” or the “Company”) will be held on December 13, 2018, at our headquarters located at 45 Horsehill Road, Suite 106, Cedar Knolls, New Jersey 07927, at 10:30 a.m., local time.  At the annual meeting or any postponement, adjournment or delay thereof (the “Annual Meeting”), you will be asked to consider and vote upon the following proposals:

1.	to elect three directors to serve until the 2021 Annual Meeting of Stockholders and until their successors are duly elected and qualify;

2.	to ratify the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2018; and

3.	to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Your attention is directed to the Proxy Statement which is set forth on the following pages, where the foregoing items of business are more fully described. The Board of Directors has fixed the close of business on October 19, 2018 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES TO THE BOARD AND “FOR” THE RATIFICATION OF WITHUMSMITH+BROWN, PC TO SERVE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Your vote is extremely important, regardless of the number of shares you own.  Whether or not you plan to attend the Annual Meeting, we ask that you promptly sign, date and return the enclosed proxy card or voting instruction card in the envelope provided, or submit your proxy by telephone, fax, or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

The proxy statement accompanying this notice provides a more complete description of the business to be conducted at the Annual Meeting.  We encourage you to read the proxy statement carefully and in its entirety.

By order of the Board of Directors,

/s/ Joseph Mannello
Joseph Mannello
Chief Executive Officer and Director

YOU ARE RESPECTFULLY REQUESTED BY THE BOARD TO SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY. IF YOU GRANT A PROXY, YOU MAY REVOKE IT AT ANY TIME PRIOR TO THE MEETING OR VOTE IN PERSON AT THE MEETING. IF YOU RECEIVED THIS PROXY STATEMENT IN THE MAIL, A RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. THIS WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE MEETING BUT WILL, HOWEVER, HELP TO ASSURE A QUORUM AND AVOID ADDED PROXY SOLICITATION COSTS.

This Notice of Annual Meeting of Stockholders, proxy statement and form of proxy are first being mailed to stockholders on or about November 19, 2018.

Important Notice Regarding the Availability of Proxy Materials for the

MYOS RENS Technology Inc. Annual Meeting of Stockholders to be Held on December 13, 2018.

The Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 are available on the Investor Relations portion of our web site at ir.myosrens.com.

MYOS RENS TECHNOLOGY INC.

PROXY STATEMENT

This proxy statement (the “Proxy Statement”) is furnished by the Board of Directors of MYOS RENS Technology Inc. (the “Board”) in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders or any postponement, adjournment or delay thereof (the “Annual Meeting”) to be held at our headquarters located at 45 Horsehill Road, Suite 106, Cedar Knolls, New Jersey 07927, on December 13, 2018, at 10:30 a.m., local time. This Proxy Statement, along with a Notice of Annual Meeting of Stockholders and either a proxy card or a voting instruction card, are being mailed to stockholders beginning on or about November 19, 2018.

Unless the context otherwise requires, in this Proxy Statement, we use the terms “MYOS,” “we,” “our,” “us” and “the Company” to refer to MYOS RENS Technology Inc.

QUESTIONS AND ANSWERS ABOUT

THE PROXY MATERIALS AND THE ANNUAL MEETING

Q:	Why did I receive this Proxy Statement?

A:

The Board is soliciting your proxy to vote at the Annual Meeting because you were a stockholder at the close of business on October 19, 2018, the record date, and are entitled to vote at the Annual Meeting.

This Proxy Statement summarizes the information you need to know to vote at the Annual Meeting.  You do not need to attend the Annual Meeting to vote your shares.

Q:	What information is contained in this Proxy Statement?

A:	The information in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the Board, the compensation of directors and certain executive officers, and certain other required information.

Q:	What should I do if I receive more than one set of voting materials?

A:	You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.

Q:	How may I obtain an additional set of proxy materials?

A:	All stockholders may contact our transfer agent at the telephone number or address listed below to request an additional set of proxy materials:

Island Stock Transfer 15500 Roosevelt Boulevard, Suite 301 Clearwater, Florida 33760 Tel: (727) 289-0010

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:	If your shares are registered directly in your name with our transfer agent, Island Stock Transfer, you are considered, with respect to those shares, the “stockholder of record.” If you are a stockholder of record, MYOS sent this Proxy Statement and a proxy card directly to you.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in “street name.” If you hold shares in street name, this Proxy Statement has been forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares by using the voting instruction card included in the mailing or by following their instructions for voting by telephone, fax, or over the Internet, if they offer that alternative. As a beneficial owner is not a stockholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the bank, broker or other nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting.

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Q:	What am I voting on at the Annual Meeting?

A:	You are voting on the following proposals:

●	to elect three directors to serve until the 2021 Annual Meeting of Stockholders and until their successors are duly elected and qualify;

●	to ratify the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2018; and

●	to consider such other business as may properly come before the Annual Meeting or any adjournments thereof.

The Board recommends a vote “FOR” the election of each of the nominees to the Board, and “FOR” the ratification of the appointment of WithumSmith+Brown, PC.

Q:	How do I vote?

A:	You may vote using any of the following methods:

●	Proxy card or voting instruction card. Be sure to complete, sign and date the card and return it in the prepaid envelope.

●	By telephone or over the Internet. This is allowed if you hold shares in street name and your bank, broker or other nominee offers those alternatives. Although most banks, brokers and other nominees offer these voting alternatives, availability and specific procedures vary.

●	In person at the Annual Meeting. All stockholders may vote in person at the Annual Meeting. You may also be represented by another person at the Annual Meeting by executing a proper proxy designating that person. If you hold shares in street name, you must obtain a legal proxy from your bank, broker or other nominee and present it to the inspector of election with your ballot when you vote at the Annual Meeting.

Q:	What can I do if I change my mind after I vote my shares?

A:	If you are a stockholder of record, you may revoke your proxy at any time before it is voted at the Annual Meeting by:

●	sending written notice of revocation to the Corporate Secretary of MYOS;

●	submitting a new, proper proxy dated later than the date of the revoked proxy; or

●	attending the Annual Meeting and voting in person.

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your bank, broker or other nominee. You may also vote in person at the Annual Meeting if you obtain a legal proxy as described in the answer to the previous question. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

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Q:	What if I return a signed proxy card, but do not vote for some of the matters listed on the proxy card?

A:	If you return a signed proxy card without indicating your vote, your shares will be voted in accordance with the Board’s recommendations as follows: “FOR” the election of each of the nominees to the Board, and “FOR”the ratification of the appointment of WithumSmith+Brown, PC.

Q:	Will my shares be voted if I do not return my proxy card or voting instruction card and do not attend the Annual Meeting?

A:	If you do not vote your shares held of record (registered directly in your name, not in the name of a bank or broker), your shares will not be voted.

If you do not vote your shares held beneficially in street name with a broker, your broker will not be authorized to vote on non-routine matters. Proposal 1 is considered a non-routine matter, and therefore brokers cannot exercise discretionary authority regarding this proposal for beneficial owners who have not returned proxies to the brokers (so-called “broker non-votes”). If your broker is not able to vote your shares, they will constitute “broker non-votes,” which are counted for the purposes of determining the presence of a quorum, but otherwise do not affect the outcome of the foregoing matters being voted on at the Annual Meeting.

Q:	What are the voting requirements to approve each of the proposals?

A:

In the election of directors, the three nominees receiving the highest number of affirmative votes will be elected.  You may withhold votes from any or all nominees.

The proposal for the ratification of the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2018 requires the affirmative “FOR” votes of a majority of the votes cast on this proposal. Abstentions will not affect the outcome of the vote on this proposal.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.”  Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. In tabulating the voting result for proposal 1, shares that constitute broker non-votes are not considered entitled to be voted on the proposal. As a result, the broker “non-vote” will have no effect on the outcome of this proposal, assuming that a quorum is present.

Q:	How many votes do I have?

A:	If you hold shares of common stock, you are entitled to one vote for each share of common stock that you hold. As of October 19, 2018, the record date, there were 7,473,723 shares of common stock outstanding.

Q:	Is cumulative voting permitted for the election of directors?

A:	We do not use cumulative voting for the election of directors.

Q:	What happens if a nominee for director does not stand for election?

A:	If for any reason any nominee does not stand for election, any proxies we receive will be voted in favor of the remaining nominees and may be voted for substitute nominees in place of those who do not stand. We have no reason to expect that any of the nominees will not stand for election.

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Q:	What happens if additional matters are presented at the Annual Meeting?

A:	Other than the two items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Dr. Robert J. Hariri and Joseph Mannello, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting.

Q:	How many shares must be present or represented to conduct business at the Annual Meeting?

A:	A quorum will be present if at least a majority of the outstanding shares of our common stock entitled to vote is represented at the Annual Meeting, either in person or by proxy, totaling 3,736,862 shares. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.

Q:	How can I attend the Annual Meeting?

A:	You are entitled to attend the Annual Meeting only if you were a stockholder as of the close of business on October 19, 2018 or hold a valid proxy for the Annual Meeting. You should be prepared to present photo identification for admittance. In addition, if you are a stockholder of record, your ownership will be verified against the list of stockholders of record on the record date prior to being admitted. If you are not a stockholder of record but hold shares through a bank, broker or other nominee (i.e., in street name), you should be prepared to provide proof of beneficial ownership as of the record date, such as your most recent account statement prior to October 19, 2018, a copy of the voting instruction card provided to you by your bank, broker or other nominee, or similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Annual Meeting.

The Annual Meeting will begin promptly on December 13, 2018, at our headquarters located at 45 Horsehill Road, Suite 106, Cedar Knolls, New Jersey 07927, at 10:30 a.m., local time. You should allow adequate time for the check-in procedures.

Q:	How can I vote my shares in person at the Annual Meeting?

A:	Shares held in your name as the stockholder of record may be voted in person at the Annual Meeting. Shares held beneficially in street name may be voted in person at the Annual Meeting only if you obtain a legal proxy from the bank, broker or other nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy card or voting instruction card as described herein so your vote will be counted if you later decide not to attend the Annual Meeting.

Q:	What is the deadline for voting my shares?

A:	If you hold shares as the stockholder of record, your vote by proxy must be received before the polls close at the Annual Meeting.

If you hold shares beneficially in street name, please follow the voting instructions provided by your bank, broker or other nominee. You may vote your shares in person at the Annual Meeting only if at the Annual Meeting you provide a legal proxy obtained from your bank, broker or other nominee.

Q:	Is my vote confidential?

A:	Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed to us or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide on their proxy card written comments, which are then forwarded to our management.

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Q:	How are votes counted?

A:	For the election of directors, you may vote “FOR” all or some of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. For the other proposal, you may vote “FOR,” “AGAINST” or “ABSTAIN.” If you elect to “ABSTAIN,” the abstention will be counted for the purpose of establishing a quorum, but otherwise will have no effect on the outcome of the vote.

Q:	Where can I find the voting results of the Annual Meeting?

A:	We intend to announce preliminary voting results at the Annual Meeting and publish final results in a Current Report on Form 8-K within four business days after the Annual Meeting.

Q:	Who will bear the cost of soliciting votes for the Annual Meeting?

A:	We are making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. We may also retain a proxy solicitation firm to assist us in obtaining proxies by mail, facsimile or email from record and beneficial holders of shares for the Annual Meeting. If we retain a proxy solicitation firm, we expect to pay such firm reasonable and customary compensation for its services, including out-of-pocket expenses. Upon request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy and solicitation materials to stockholders.

Q:	How may I obtain MYOS’ Annual Report on Form 10-K and other financial information?

A:	A copy of our Annual Report on Form 10-K for the year ended December 31, 2017 (the “Annual Report”) is being sent to stockholders along with this Proxy Statement. Stockholders may request an additional free copy of the Annual Report and other financial information by contacting us at:

MYOS RENS Technology Inc. 45 Horsehill Road, Suite 106 Cedar Knolls, New Jersey 07927 Attention: Joseph Mannello Telephone: (973) 509-0444

We will also furnish any exhibit to the Annual Report if specifically requested.

Alternatively, you can access the Annual Report at the investor relations portion of our website at ir.myosrens.com. Our filings with the Securities and Exchange Commission (“SEC”) are also available free of charge at the SEC’s website at www.sec.gov.

Q:	What if I have questions for the Company’s transfer agent?

A:	Please contact our transfer agent, at the telephone number or address listed below, with questions concerning stock certificates, transfer of ownership or other matters pertaining to your stock account.

Island Stock Transfer 15500 Roosevelt Boulevard, Suite 301 Clearwater, Florida 33760 Tel: (727) 289-0010

Q:	Who can help answer my questions?

A:	If you have any questions about the Annual Meeting or how to vote or revoke your proxy, please contact us at:

MYOS RENS Technology Inc. 45 Horsehill Road, Suite 106 Cedar Knolls, New Jersey 07927 Attention: Joseph Mannello Telephone: (973) 509-0444

You may also contact our transfer agent at the telephone number or address listed below:

Island Stock Transfer 15500 Roosevelt Boulevard, Suite 301 Clearwater, Florida 33760 Tel: (727) 289-0010

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PROPOSAL NO. 1: ELECTION OF DIRECTORS

Our Board currently consists of three classes with a total of eight directors, with one class to be elected annually for a staggered three-year term. The terms of office of the Class III, Class II and Class I directors will expire in 2019, 2020 and 2021, respectively.

Our Board has nominated each of Dr. Robert Hariri and Ren Ren, each a current Class I director, and Eric Zaltas.

The table below sets forth the name, ages, position and class of each of our directors.

Name	Age	Position	Class
Dr. Robert J. Hariri	59	Chairman of the Board and Director Nominee	I
Ren Ren	56	Director Nominee	I
Joseph Mannello	61	Chief Executive Officer and Director	III
Dr. Louis J. Aronne	63	Director	II
Christopher Pechock	54	Director	II
Victor Mandel	53	Director	III
John Nosta	59	Director	III
Bin Zhou*	40	Director	I
Eric Zaltas	56	Director Nominee	I

* Mr. Zhou is not standing for re-election at this shareholders meeting.

The following sets forth information regarding each of our directors:

Dr. Robert J. Hariri joined us as a Director in July 2011 and was elected Chairman of the Board in April 2012. Dr. Hariri has served as the chairman and chief scientific officer of Celgene Cellular Therapeutics, a division of Celgene Corporation (NASDAQ: CELG), since 2014. From 2002 to 2014, he served in various positions at Celgene Cellular Therapeutics, including chief executive officer and president. Prior to joining Celgene Cellular Therapeutics, Dr. Hariri was founder, chairman and chief scientific officer at Anthrogenesis Corporation/LIFEBANK, Inc., a privately held biomedical technology and service corporation involved in the area of human stem cell therapeutics, which was acquired by Celgene Corporation in 2002. Dr. Hariri also serves as president of Human Longevity Cellular Therapeutics, Inc., a privately-held genomics and cell therapy-based diagnostic and therapeutic company focused on extending the healthy, high performance human life span, which he co-founded in 2013. He has also served as co-founder, vice chairman and chief scientific officer of Neurodynamics, a privately held medical device and technology corporation. Dr. Hariri is an adjunct associate professor of pathology at the Mount Sinai School of Medicine and has also held key academic positions at Weill Medical College of Cornell University and the Cornell University Graduate School of Medical Science, including serving as the director of the Center for Trauma Research. Dr. Hariri is also a director of Cryoport, Inc. (NASDAQ: CYRX), Bionik Laboratories Corp. (OTCQX: BNKL), Provista Diagnostics and Rocket Racing, Inc. Dr. Hariri is a member of the scientific advisory board for the Archon X Prize Foundation for Genomics. Dr. Hariri also serves as a trustee of the J. Craig Venter Institute, a trustee of the Liberty Science Center and a commissioner of the New Jersey Commission for Cancer Research. Dr. Hariri received the Thomas Alva Edison Award in 2007 and 2011, The Fred J. Epstein Lifetime Achievement Award in 2012 and numerous other honors for his contributions to biomedicine and aviation. He has served as a member of the board of visitors at Columbia University School of Engineering & Applied Sciences and the Science & Technology Council of the College of Physicians and Surgeons. Dr. Hariri received his undergraduate training at Columbia College and Columbia University School of Engineering and Applied Sciences and was awarded his M.D. and Ph.D. degrees from Cornell University Medical College. Dr. Hariri completed his surgical training at The New York Hospital-Cornell Medical Center and directed the Aitken Neurosurgery Laboratory and the Center for Trauma Research. We believe Dr. Hariri’s training as a scientist, his knowledge and experience with respect to the biomedical and pharmaceutical industries and his extensive research and experience qualifies him to serve on our Board of Directors.

Ren Ren joined us as Global Chairman in March 2016. Mr. Ren has more than 28 years of experiences in China’s food and agricultural business. Since 2001, he formed and operated Beijing Seasons Investment Group Co, Ltd and RENS Agriculture Science and Technology Co, Ltd. Mr. Ren is also chairman of China’s Nutrition and Health Guidance Committee, Editor in Chief of The Capital Food Safety Weekly, chairman of Beijing Seasons Investment Group Co., Ltd, chairman of Anhui Woyang Huadu Properties Co., Ltd., chairman of Xingguo Hongtianxia Camellia Oil Co., Ltd, and chairman of Nanjing Xingfeng Ecological Agriculture Co., Ltd. From 1993 to 2001, he formed and operated multiple companies in Nanchang, Jiangxi Province, mainly engaged in agricultural products operation and management. From 1987 to 1992, he was a department director at Sheyang Food Bureau, responsible for grain purchasing and management. We believe Mr. Ren’s extensive knowledge and experience with respect to health and nutrition products and his extensive food product industry background qualifies him to serve on our Board of Directors.

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Joseph Mannello has served as our Chief Executive Officer since August of 2017, as our interim Chief Executive Officer from September 2016 until August 2017 and as a director since December 2015. From May 2015 to September 2016, he served as a consultant for Brean Capital, LLC. an independent investment bank and asset   management firm.  From March 2013 to May 2015, he served as the executive managing director at Brean Capital LLC, where he also served as a member of the firm’s operating committee. From March 2008 to March 2012, Mr. Mannello was the head of corporate credit for Gleacher & Company, Inc. (OTC:GLCH), a publicly-traded investment bank. Prior to that, he was the head of the fixed income division of BNY Capital Markets, Inc., a subsidiary of The Bank of New York Mellon Corp. (NYSE:BK). We believe Mr. Mannello’s extensive financial markets and management background qualifies him to serve on our Board of Directors.

Dr. Louis Aronne joined us as a Director and a member of our Scientific Advisory Board in July 2011. Dr. Aronne is the Weill Professor of Metabolic Research and Director of the Comprehensive Weight Control Center which he founded in 1986 at Weill Cornell Medical College. He is the former Chairman of the American Board of Obesity Medicine and an Adjunct Clinical Associate Professor of Medicine at Columbia University College of Physicians and Surgeons. Dr. Aronne is former president of the Obesity Society and a fellow of the American College of Physicians. He has been an investigator on more than 40 trials, authored more than 100 papers and book chapters on obesity and edited the National Institutes of Health Practical Guide to the Identification, Evaluation, and Treatment of Overweight and Obesity in Adults. Dr. Aronne has won several awards for teaching, including the Leo M. Davidoff Society Prize from Albert Einstein College of Medicine in 1983 and Eliot Hochstein Teaching Award from Cornell University in 1990. Dr. Aronne graduated Phi Beta Kappa from Trinity College with a BS in biochemistry and from Johns Hopkins University School of Medicine. We believe Dr. Aronne’s skills as a physician and his knowledge and experience with respect to obesity and related metabolic diseases qualifies him to serve on our Board of Directors.

Christopher Pechock joined us as a Director in February 2014. Mr. Pechock was a partner at Matlin Patterson Global Advisers, a global alternative asset manager, since its inception in July 2002 through September 2017. From November 1998 to July 2002, Mr. Pechock served as a member of the Global Distressed Securities Group Credit Suisse (NYSE:CS). From January 1997 to October 1998, Mr. Pechock served as a Portfolio Manager and Research Analyst at Turnberry Capital Management, L.P. Prior to that, Mr. Pechock served as a Portfolio Manager at Eos Partners, L.P. (February 1996 to December 1996), a Vice President and high yield analyst at PaineWebber Inc. (May 1993 to January 1996) and an analyst in risk arbitrage at Wertheim Schroder & Co., Incorporated (August 1987 to April 1991). He serves on the board of directors of Gleacher & Company, Inc. (NASDAQ: GLCH). Mr. Pechock received a BA in Economics from the University of Pennsylvania and an MBA from the Columbia University Graduate School of Business. We believe Mr. Pechock’s extensive financial background qualifies him to serve on our Board of Directors.

Victor Mandel joined us as a director in August 2016 and previously served as a director of the Company from December 2015 until March 2016. He is the founding partner of Criterion Capital Management, LLC and has over twenty-five years of experience in corporate strategy and corporate governance. Mr. Mandel previously served as Co-Chairman of Ambac Financial Group, Inc. (NASDAQ: AMBC) from May 2013 through December 2014 and as a director, chair of its Governance and Nominating Committee and member of its Audit and Strategy and Risk Policy Committees from May 2013 until May 2016. Additionally, he has previously served as a member of the board of directors and on the audit committees of Comsys IT Partners, Inc. (now a Manpower company), Broadpoint Gleacher Securities Group, Inc. (now Gleacher& Co., Inc.), and XLHealth Corp. (now a United Healthcare company). He previously served as the Chief Financial Officer of Circle.com (NASDAQ:CIRC) and served as Executive Vice President, Finance and Development of Snyder Communications, Inc. (NYSE:SNC) from 1999 to 2000. From 1991 to 1999, Mr. Mandel served as vice president in the Investment Research department at Goldman Sachs& Co. (NYSE:GS). Mr. Mandel holds an MBA in Finance from the Wharton School of Business at the University of Pennsylvania, an A.B. in Computer Science from Harvard University, and is a Chartered Financial Analyst. We believe Mr. Mandel’s extensive financial background qualifies him to serve on our Board of Directors.

John Nosta has served as the founder and president of NOSTALAB, a digital health think tank, since June 2013. He is generally regarded as a leading global strategic and creative thinker in the digital health area. A leading voice in the convergence of technology and health, Mr. Nosta helps define, dissect and deliberate global trends in digital health. He has also served as a member of the Google Health Advisory Board since October 2014 and has penned HEALTH CRITICAL for Forbes, a top global blog on health and technology. For over 20 years, Mr. Nosta was part of the leadership of Omnicom and WPP, leading healthcare communication companies. Prior to founding NOSTALAB, Mr. Nosta was employed by Ogilvy CommonHealth, a leading healthcare communication company, from April 2003 to June 2013, where he held a series of positions including Chief Creative Officer, Chief Strategic Officer and unit President. From 1990 to 1997, he held various senior-level positions at LLNS, a division of Omnicom Group Inc. (NYSE:OMC), a leading healthcare communication company. Mr. Nosta previously served as a director of the Company from December 2015 until March 2016. Mr. Nosta served as a research associate at Harvard University Medical School from 1980 to 1981 and has co-authored several papers with global thought-leaders in the field of cardiovascular physiology, with a focus on acute myocardial infarction, ventricular arrhythmias and sudden cardiac death. He received a Bachelor of Arts degree from Boston University in 1981. We believe Mr. Nosta’s scientific and pharmaceuticals industry background qualifies him to serve on our Board of Directors.

7

Bin Zhou joined us as a director in March 2016 and is an attorney licensed in the State of New Jersey. Since November 2007, he has been an attorney and a partner at Bernard & Yam, LLP, a New York law firm. He has advised companies on their public listings on U.S. stock exchanges including NASDAQ, NYSE and OTC markets, as well as on their private and public offering of securities. He received a bachelor’s degree in Economic Laws from Nanjing University, China, in 2001. He received a Master of Social Work from University of Georgia in 2003 and a Juris Doctor’s degree from Rutgers University School of Law in 2006. We believe Mr. Zhou’s extensive background in corporate compliance and international law qualifies him to serve on our Board of Directors.

Eric Zaltas is currently founder and Chief Executive Officer of Pivot Nutrition LLC, a startup company focusing on researching, developing and distributing products for a number of brands targeted at athletes. Prior to that, Mr. Zaltas was Vice President of R&D and Commercialization at Premier Nutrition Corporation, a division of Post Holdings, Inc. from 2014 to 2018.  At Premier, he led the integration of the R&D teams, pipelines and innovation processes for both the Premier and incoming PowerBar(r) teams.  Prior to that, he led the transition of the PowerBar(r) brand after the sale of Nestle S.A.’s Performance Nutrition portfolio to Post and was General Manager of the brand ad interim.  Mr. Zaltas served as Global Head of R&D for the Performance Nutrition division at Nestle from 2012 to 2014, in Florham Park, NJ and was Global Science Lead for Performance Nutrition at the Nestle Nutrition headquarters in Vevey, Switzerland.  Mr. Zaltas received a B.S. degree in Geophysics from the State University of New York at Stony Brook and an M.S. degree in Human Nutrition from the University of New Haven.  He also received a Diploma in Sports Nutrition from the International Olympic Committee based in Lausanne, Switzerland.  We believe Mr. Zaltas’ expertise in nutrition and extensive industry experience qualify him to serve on our Board of Directors.

There are no family relationships among any of the directors or the executive officers of the Company.

Members of the Scientific Advisory Board

In addition to our Board of Directors, we have formed a Scientific Advisory Board, comprised of scientists and medical professionals who advise us on science and medical health issues, medical conditions and health care trends as they relate to our current and future products. Members of the Scientific Advisory Board provide us with advice, insights, contacts and other assistance based on their extensive knowledge and experience. Specifically, they advise us on: (a) the use of myostatin modulators in the treatment of various disorders including sarcopenia, obesity, muscle repair, anti-aging and longevity therapy, (b) the biological activities of our products and (c) the development of clinical research programs relating to the biomedical activities and benefits of our products. We enter into advisory board agreements with members of the Scientific Advisory Board pursuant to which they are entitled  to receive a fixed number of shares of common stock (which may vary as determined by the Board of Directors), which generally vest over a number of years. The Scientific Advisory Board is currently comprised of the following members: Dr. Robert J. Hariri, Dr. Louis Aronne, Dr. Caroline Apovian and Dr. Neilank Jha.

The experience of each of the members of the Scientific Advisory Board (other than members who are our current directors and officers, whose experience is set forth above) is as follows:

Dr. Caroline Apovian joined the Scientific Advisory Board in February 2013. Since November 2010, Dr. Apovian has served as Professor of Medicine and Pediatrics, in the Section of Endocrinology, Diabetes, and Nutrition at Boston University School of Medicine. She has also served as Director of the Center for Nutrition and Weight Management at Boston Medical Center since January 2000. Dr Apovian is a nationally and internationally recognized authority on nutrition and has been in the field of obesity and nutrition since 1990. Dr. Apovian was a recipient of the Physician Nutrition Specialist Award given by the American Society of Clinical Nutrition for her work on developing and providing nutrition education, to medical students and physicians in training at Boston University School of Medicine. She has published over 200 articles, chapters, and reviews on the topics of obesity, nutrition, and the relationship between adipose tissue and risk of developing cardiovascular disease. Dr. Apovian has recently published a new book entitled The Age-Defying Diet and has also written two popular books called The Overnight Diet and The ALLI Diet Plan. Dr. Apovian has been a member of The Obesity Society since 1992, and has served on the Clinical Committee as well as Secretary/Treasurer and is currently serving as its President. Additionally, she serves as Associate Editor for the Society’s journal, Obesity. Dr. Apovian received her B.A. from Barnard College and her M.D. from the University of Medicine and Dentistry of New Jersey.

Dr. Neilank Jha joined the Scientific Advisory Board in December 2011. Since July 2010, Dr. Jha has served as a Clinical Fellow in the Spinal Program of Toronto Western Hospital Chairman. From 2004 to 2010, he was in the Neurosurgery Residency Program at McMaster University.  Dr. Jha received his B.S. from the University of Toronto and his Doctor of Medicine from McMaster University.

Biographical information for Dr. Robert Hariri and Dr. Louis Aronne is set forth above in “Directors and Executive Officers.”

8

Transactions with Related Persons, Promoters and Certain Control Persons

Certain “related party” transactions involving related persons (excluding executive officer compensation which is determined by the Compensation Committee) are presented to, reviewed and approved by the Audit Committee. Related persons include the Company’s directors and executive officers, immediate family members of the directors and executive officers, and security holders who beneficially own five percent or more of our common stock and their respective family members. The transactions subject to such review are those transactions in which the Company was or is to be a participant and the amount involved equals or exceeds $120,000. If the related party involved in a related party transaction is a director of the Company that would normally review such a transaction or a family member of such a director, then that director will not participate in the relevant discussion and review.

Information considered in evaluating such transactions may include: the nature of the related person’s interest in the transaction; the material terms of the transaction; whether the terms of the transaction are fair to the Company and on the same basis as would apply if the transaction did not involve a related party; whether there are business reasons for the Company to enter into the transaction; whether the transaction would impair the independence of an outside director; and whether the transaction would present an improper conflict of interests for any director or executive officer of the Company, taking into account the size of the transaction, the overall financial position of the director, executive officer or related party, the direct or indirect nature of the director’s, executive officer’s or related party’s interest in the transaction and the ongoing nature of any proposed relationship; and any other factors the Audit Committee deems relevant.

The following is a description of the transactions we have engaged in during the year ended December 31, 2017 and through the date hereof, with our directors, director nominees and officers and beneficial owners of more than five percent of our voting securities and their affiliates:

On December 17, 2015, we issued an unsecured promissory note in the principal amount of $575,000 to Gan Ren, the son of Ren Ren, a current director and our largest stockholder. The note bears interest at a rate of 8% per annum and matures one year from the date of issuance. On December 17, 2016 the note and accrued interest of $46,000 was automatically converted into 225,864 shares of common stock at $2.75 per share.

On December 17, 2015, we entered into a Securities Purchase Agreement (the “Purchase Agreement”) with RENS Technology, Inc., an entity which is controlled by Ren Ren, a current director and our largest stockholder (the “Purchaser”). Pursuant to terms of the Purchase Agreement, the Purchaser agreed to invest $20.25 million in the Company in exchange for (i) an aggregate of 3,537,037 shares of common stock and (ii) warrants to purchase an aggregate of 884,259 shares of common stock (the “Financing”). In connection with the Financing, the Board agreed to issue Mr. Ren 18,182 shares of common stock following the closing of the Financing for his services to the Company as a member of the Board.

On March 3, 2016, we completed the first tranche of the Financing pursuant to which the Purchaser acquired 1,500,000 shares of common stock and a warrant to purchase 375,000 shares of the Company’s common stock for $5.25 million.

On August 19, 2016, the Purchaser notified the Company that it did not intend to fulfill its obligation to fund the second tranche of the Financing, notwithstanding its confirmation to the Company in June 2016 that the Purchaser would provide such funding in accordance with the terms of the Purchase Agreement.

In October 2016, the Company received a purchase order from RENS Agriculture to purchase $118 of our product. We received a 50% deposit in November 2016 in order to manufacture the product. The goods were shipped in January 2017 and received in China in March 2017. We have not received payment for the order to date and the balance of $59 was written off as bad debt in 2017.

9

Review, Approval or Ratification of Transactions with Related Persons.

Our Board of Directors has established an audit committee consisting of independent directors. This committee, among other duties, is charged to review, and if appropriate, ratify all agreements and transactions which had been entered into with related parties, as well as review and ratify all future related party transactions.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended requires our directors and executive officers, and persons who beneficially own more than 10% of a registered class of our equity securities, to report their initial beneficial ownership and any subsequent changes in that beneficial ownership of our securities to the SEC. Based solely on a review of the copies of the reports furnished to us, we believe that all such reports for the year ended December 31, 2017 were filed on a timely basis.

Vote Required

The three nominees receiving the highest number of affirmative votes will be elected to the Board.  You may withhold votes from any or all nominees.

Recommendation of the Board

The Board recommends a vote “FOR” the election of the nominees to the Board to serve until the 2021 Annual Meeting and until their successors are duly elected and qualify.

10

PROPOSAL NO. 2: RATIFICATION OF APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board has appointed WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2018.  Although this appointment does not require ratification, the Board has directed that the appointment of WithumSmith+Brown, PC be submitted to stockholders for ratification due to the significance of their appointment to us.  If stockholders do not ratify the appointment of WithumSmith+Brown, PC, the Board will consider the appointment of another independent registered public accounting firm for the fiscal year ending December 31, 2018. Representatives of WithumSmith+Brown, PC are expected to be present at the Annual Meeting, where they will be available to respond to appropriate questions and, if they desire, to make a statement.

Change in Auditors

EisnerAmper, LLP (“EisnerAmper”) served as our independent registered public accounting firm for the fiscal years ended December 31, 2014 and December 31, 2015.  On May 19, 2016, the audit committee and our board of directors dismissed EisnerAmper, effective immediately. During the fiscal years ended December 31, 2015 and 2014, EisnerAmper’s audit reports on our financial statements did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2015 and 2014 and the subsequent period through the date of their resignation, (i) there were no disagreements between us and EisnerAmper on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to EisnerAmper’s satisfaction, would have caused EisnerAmper to make reference in connection with EisnerAmper’s opinion to the subject matter of the disagreement; and (ii) there were no “reportable events” as the term is described in Item 304(a)(1)(v) of Regulation S-K.

Fees Billed by our Independent Registered Public Accounting Firm During 2016 and 2017

 For the fiscal years ended December 31, 2017 and December 31, 2016, WithumSmith+Brown, PC, served as our principal accountant.

Audit Fees. Audit fees consist of fees for professional services rendered for the annual audits of our financial statements, quarterly reviews of financial statements and services that are normally provided in connection with statutory and regulatory filings or engagements. Audit fees billed by WithumSmith+ Brown, PC for the fiscal years ended December 31, 2017 and December 31, 2016 were approximately $108,000 and $84,000, respectively.

Audit-Related Fees. Audit-related services consist of fees for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. There were no fees billed for audit-related services rendered during the last two fiscal years.

Tax Fees. Tax services consist of fees for the preparation of federal and state tax returns. Tax fees paid by WithumSmith+Brown, PC for the fiscal year ended December 31, 2017 and 2016 were $10,750 and $9,500, respectively.

Vote Required

The affirmative vote of a majority of the votes cast on the matter is required to ratify the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2018. Abstentions will not affect the outcome of the vote on the proposal.

Recommendation of the Board

The Board recommends a vote “FOR” the ratification of the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2018.

11

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights.

The following table sets forth information known to us regarding the beneficial ownership of our common stock as of October 19, 2018 by:

●	each person known by us at that date to be the beneficial owner of more than 5% of the outstanding shares of our based solely on Schedule 13D/13G filings with the SEC;

●	each of our executive officers, directors and director nominees at such date; and

●	all of our executive officers, directors and director nominees at such date, as a group.

Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned by them. As of October 19, 2018, there were 7,473,723 shares of our common stock outstanding.

Name of Beneficial Owner (1)	Number of Shares Beneficially Owned	Percentage of Class
Ren Ren (2)	1,897,568	25.4%
RENS Technology Inc. (2)	1,875,000	25.1%
Joseph Mannello (3)	791,393	10.6%
David Matlin	537,097	7.2%
Dr. Robert J. Hariri (4)	423,353	5.7%
Christopher Pechock (5)	276,480	3.7%
Victor Mandel (6)	72,131	1.0%
Dr. Louis J. Aronne (7)	63,391	* %
John Nosta	9,191	*
Bin Zhou	4,386	*
Eric Zaltas	--	--
Directors, director nominees and officers as a group (8 persons)	3,537,893	47.3%

*	Less than 1%

(1)	Unless otherwise indicated, the business address of each of the individuals is c/o MYOS RENS Technology Inc., 45 Horsehill Road, Suite 106, Cedar Knolls, New Jersey 07927.

(2)	Includes 375,000 shares issuable upon exercise of a warrant. Mr. Ren has sole voting and investment control over the securities held by RENS Technology Inc.

(3)	Includes 100,001 shares issuable upon exercise of warrants and 187,500 shares issuable upon exercise of vested stock options.

(4)	Includes 166,000 shares held by Hariri Family Ltd. Partnership and 152,250 shares issuable upon exercise of vested stock options.

(5)	Includes 75,000 shares issuable upon exercise of warrants and 4,500 shares issuable upon exercise of vested stock options.

(6)	Includes 49,125 shares issuable upon exercise of vested options and 23,003 shares issuable upon exercise of warrants.

(7)	Includes 30,500 shares issuable upon exercise of vested stock options.

12

CORPORATE GOVERNANCE

Board Meetings

During the fiscal year ended December 31, 2017, the Board held twelve formal meetings and otherwise acted by unanimous written consent. We have no written policy regarding director attendance at annual meetings of stockholders. Our last annual meeting of stockholders was held on December 28, 2017 and five of our directors attended such meeting.

Director Independence

The Board evaluates the independence of each nominee for election as a director in accordance with the Nasdaq listing rules (the “Nasdaq Listing Rules”). Pursuant to these rules, a majority of our Board must be “independent directors” within the meaning of the Nasdaq Listing Rules, and all directors who sit on our Audit Committee and Compensation Committee must also be independent directors.

The Nasdaq definition of “independence” includes a series of objective tests, such as the director or director nominee is not, and was not during the last three years, our employee and has not received certain payments from, or engaged in various types of business dealings with, us. In addition, as further required by the Nasdaq Listing Rules, the Board has made a subjective determination as to each independent director that no relationships exist which, in the opinion of the Board, would interfere with such individual’s exercise of independent judgment in carrying out his or her responsibilities as a director. In making these determinations, the Board reviewed and discussed information provided by the directors with regard to each director’s business and personal activities as they may relate to us and our management.

As a result, the Board has affirmatively determined that other than Mr. Ren and Mr. Mannello, none of our directors or director nominees has a material relationship with the Company. The Board has also affirmatively determined that all members of our Audit Committee and Compensation Committee are independent directors.

Audit Committee and Audit Committee Financial Expert

In April 2014, we established a separately-designated standing Audit Committee in accordance with Section 3(a) (58) (A) of the Exchange Act and the Nasdaq Listing Rules. The Audit Committee is comprised of Victor Mandel (chair), Dr. Louis J. Aronne and Chris Pechock, all of who are independent directors. Our Board has determined that Mr. Mandel qualifies as an audit committee financial expert as defined by the rules of the SEC, based on his education, experience and background. During the fiscal year ended December 31, 2017, the Audit Committee held four formal meetings.

The Audit Committee:

●	oversees the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company;

●	meets at least once per fiscal year with the Company’s outside auditors with respect to matters relating to the Company’s accounting and financial reporting processes, the audits of the Company’s financial statements, the Company’s application of accounting principles and the Company’s internal controls, and advises the Board of Directors with respect thereto;

●	is responsible for ensuring its receipt from the outside auditors of a formal written statement delineating all relationships between the auditor and the Company, actively engaging in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and taking, or recommending that the full Board take, appropriate action to oversee the independence of the outside auditor;

●	is directly responsible for the appointment, compensation, retention, oversight of the work and, where appropriate, replacement of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, and each such registered public accounting firm must report directly to the Audit Committee; and

●	oversees procedures established for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; (ii) confidential, anonymous submissions by the Company’s employees of concerns regarding questionable accounting or auditing matters and compliance with the Company’s Code of Ethics; and (iii) the review and oversight of all related party transactions.

13

Compensation Committee

In April 2014, we established a separately-designated standing Compensation Committee in accordance with the Nasdaq Listing Rules. The Compensation Committee is comprised of Christopher Pechock (chair) and Dr. Louis J. Aronne, all of whom are independent directors. During the fiscal year ended December 31, 2017, the Compensation Committee held two formal meetings.

The Compensation Committee:

●	oversees the compensation policies and their specific application to our executive officers;

●	prepares an annual report on executive compensation for inclusion in our Annual Report on Form 10-K and/or proxy statement;

●	negotiates and approves the compensation of our chief executive officer and our other executive officers;

●	selects a peer group of companies against which to compare our compensation of our executive officers, if it deems such comparison necessary;

●	monitors compensation trends and solicits independent advice when deemed appropriate; and

●	approves, rejects or modifies incentive bonus compensation plans for our senior management, as recommended by management.

Director Nominations

Our Board of Directors does not maintain a separate nominating committee. Functions customarily performed by a nominating committee are performed by the independent members of our Board. In evaluating and determining whether to nominate a candidate for a position on the Board, the independent members of our Board utilize a variety of methods and considers criteria such as high professional ethics and values, experience on the policy-making level in business or scientific/medical research experience relevant to our product candidates and a commitment to enhancing stockholder value. Candidates may be brought to the attention of the independent members of the Board by current Board members, stockholders, officers or other persons. The independent members of the Board will review all candidates in the same manner regardless of the source of the recommendation.

We have no formal policy regarding diversity of our Board of Directors. The independent members of our Board may therefore consider a broad range of factors relating to the qualifications and background of nominees, which may include diversity, which is not only limited to race, gender or national origin. The priority of the independent members of our Board in selecting members of the Board of Directors is identifying persons who will further the interests of our stockholders through his or her established record of professional accomplishment, the ability to contribute positively to the collaborative culture among Board members and professional and personal experiences and expertise relevant to our growth strategy.

The independent members of the Board also consider stockholder recommendations for director nominees that are properly received in accordance with the applicable rules and regulations of the SEC. In order to validly nominate a candidate for election or reelection as a director, stockholders must give timely notice of such nomination in writing to our Corporate Secretary and include, as to each person whom the stockholder proposes to nominate, all information relating to such person that is required to be disclosed in solicitations of proxies for the election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, and the rules and regulations thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected).

14

Board Leadership Structure

Dr. Robert J. Hariri serves as Chairman of the Board of Directors and Mr. Ren serves as our Global Chairman. Mr. Mannello currently serves as our principal executive officer. The Board of Directors has chosen to separate the principal executive officer and chairman positions because it believes that (i) independent oversight of management is an important component of an effective board of directors and (ii) this structure benefits the interests of all stockholders. If the Board of Directors convenes for a special meeting, the non-management directors will meet in executive session if circumstances warrant. Given the composition of the Board of Directors with a strong slate of independent directors, the Board of Directors does not believe that it is necessary to formally designate a lead independent director at this time, although it may consider appointing a lead independent director if circumstances change. We believe that the structure described above is the best structure to lead us in the achievement of our goals and objectives and establishes an effective balance between management leadership and appropriate oversight by independent directors.

Board Role in Risk Oversight

Senior management is responsible for assessing and managing our various exposures to risk on a day-to-day basis, including the creation of appropriate risk management programs and policies. The Board is responsible for overseeing management in the execution of its responsibilities and for assessing our approach to risk management. In addition, an overall review of risk is inherent in the Board’s consideration of our long-term strategies and in the transactions and other matters presented to the Board, including capital expenditures, acquisitions and divestitures, and financial matters.

Code of Ethics

We have adopted a corporate Code of Ethics. The text of our Code of Ethics, which applies to our employees, officers and directors, is posted in the “Corporate Governance” section of our website, http://www.myosrens.com. A copy of our Code of Ethics is also available in print, free of charge, upon written request to 45 Horsehill Road, Suite 106, Cedar Knolls, New Jersey 07927 Attention: Joseph Mannello.

Stockholder Communications with the Board

Stockholders who wish to do so may communicate directly with the Board or specified individual directors by writing to:

Board of Directors (or name of individual director)

MYOS RENS Technology Inc.

45 Horsehill Road, Suite 106

Cedar Knolls, New Jersey 07927

We will forward all communications from security holders and interested parties to the full Board, to non-management directors, to an individual director that is most closely related to the subject matter of the communication, except for the following types of communications: (i) communications that advocate that we engage in illegal activity; (ii) communications that, under community standards, contain offensive or abusive content; (iii) communications that have no relevance to our business or operations; and (iv) mass mailings, solicitations and advertisements.  The Corporate Secretary will determine when a communication is not to be forwarded.  Our acceptance and forwarding of communications to directors does not imply that directors owe or assume any fiduciary duties to persons submitting the communications.

15

REPORT OF THE AUDIT COMMITTEE

Prior to the filing of our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, the Audit Committee reviewed and discussed our financial statements for the fiscal year ended December 31, 2017 with management and WithumSmith+Brown, PC, our independent registered public accounting firm for the year ended December 31, 2017. In its discussion, management has represented to the Audit Committee that our financial statements for the fiscal year ended December 31, 2017 were prepared in accordance with generally accepted accounting principles.

The Audit Committee has discussed with our independent registered public accounting firm the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.

The Audit Committee has received the written disclosures and the letter from our former independent registered public accounting firm required by applicable requirements of the PCAOB regarding the former independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has considered and discussed with WithumSmith+Brown, PC, such firm’s independence.

Based on the Audit Committee’s review of the audited financial statements and the various discussions noted above, the Audit Committee recommended that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017.

Respectfully submitted,

Victor Mandel

Christopher Pechock

Bin Zhou

16

EXECUTIVE COMPENSATION

Summary Compensation Table

The table below sets forth the compensation earned for services rendered to us, for fiscal years indicated, by our executive officers.

Name and Position	Fiscal Year	Salary ($)	Stock Awards ($)	Option Awards ($) (5)	All Other Compensation ($) (6)	Total ($)

Joseph Mannello (1)	2017	167,400	-	258,000	-	425,400
(Chief Executive Officer)	2016	82,600	12,631	-	16,081	111,312

K. Bryce Toussaint (2)	2017	-	-	-	-
(Former Chief Executive Officer)	2016	173,569	1,755	-	4,123

Joseph C. DosSantos (3)	2017		-	-	-	-
(Former Chief Financial Officer)	2016	122,437	9,350	52,700	37,660

Dr. Robert C. Ashton, Jr. (4)	2017	-	-	-	-	-
(Former Chief Medical Officer)	2016	55,687	-	-	-

(1)	On August 24, 2017, the board of directors appointed Joseph Mannello as the Company’s permanent Chief Executive Officer,

(2)	K.Bryce Toussaint was hired as Chief Executive Officer on December 17, 2015 and resigned on August 31, 2016.

(3)	On June 30, 2016, Joseph C. DosSantos resigned as the Chief Financial Officer.

(4)	Dr. Ashton resigned as Chief Medical Officer on January 31, 2016.

(5)	Amounts reflect the aggregate grant date fair value of stock option awards computed in accordance with Accounting Standards Codification (“ASC”) 718, “Compensation – Stock Compensation.” The assumptions used in determining the grant date fair value of these awards for their respective years are set forth in Part IV, Item 15, “Notes to Consolidated Financial Statements: Note 10 – Stock Compensation” of our annual report on Form 10-K for the year ended December 31, 2017.

(6)	The amounts in All Other Compensation column of the Summary Compensation Table reflect the following:

Name	Fiscal Year	Health Insurance Expenses	401(k) Matching Contribution	Total Other Compensation
Joseph Mannello	2017	18,750	1,515	$20,265
	2016	5,170	-	$5,170

K. Bryce Toussaint	2017	-	-	$-
	2016	14,590	-	$14,590

Joseph C. DosSantos	2017	-	-	$-
	2016	14,590	4,183	$18,830

17

Employment Agreements

Joseph Mannello

On August 30, 2016, we entered into an offer letter with Joseph Mannello, pursuant to which Mr. Mannello agreed to serve as our interim Chief Executive Officer commencing September 1, 2016. Pursuant to the terms of the Offer Letter, Mr. Mannello will work a full-time basis as an at-will employee for an annual base salary of $240,000. Mr. Mannello will be entitled to an annual bonus of up to 100% of his annual base salary, as determined by the Board (or its compensation committee) in its sole discretion. Mr. Mannello also received a grant of 10,000 shares of common stock which vested upon the six-month anniversary of his start date.

On August 24, 2017, we entered into an employment agreement with Mr. Mannello to serve as the permanent Chief Executive Officer of the Company, effective immediately. Pursuant to the terms of the agreement, Mr. Mannello agreed to work for the Company on a full-time basis and receive a weekly base salary of $455. He may receive an annual bonus in cash or equity of the Company, as may be determined by the Board in its sole discretion. Mr. Mannello was also granted a stock option to purchase 300,000 shares of the Company’s common stock at an exercise price of $4.00 per share, which option will vest in eight equal annual installments on the last day of each fiscal quarter starting with September 30, 2017. The initial term of the agreement is two years, and the agreement will automatically renew for successive one-year periods, unless a notice of non-renewal is provided by either party at least sixty days prior to the expiration date of the term.

In the event Mr. Mannello’s employment is terminated by the Company for cause (as defined in the agreement) or as a result of death or disability, or if Mr. Mannello terminates his employment without good reason (as defined in the agreement), Mr. Mannello will be entitled to receive any accrued and unpaid base salary, any unreimbursed reasonable business expenses and employee benefits up to the date of termination as well as retain any portion of the stock option that has previously vested.

In the event Mr. Mannello’s employment is terminated by the Company for any reason other than cause, death or disability, or if Mr. Mannello terminates his employment for good reason, he will be entitled to receive any accrued and unpaid base salary and employee benefits up to the date of termination as well as the vested portion of the stock option.  In addition, he will be entitled to receive accrued and unpaid base salary up to the date of the termination, full reimbursement of all business expenses prior to termination, all applicable COBRA-related health insurance continuation rights to the extent provided for under applicable law or based on the Company’s practice and an amount equal to 100% of the COBRA premiums for him and his family for twelve months following the date of termination.

In the event Mr. Mannello’s employment is terminated by the Company without cause and in connection with, or as a result of, a change of control (as defined in the agreement), or if Mr. Mannello terminates his employment for good reason following a change in control, he will also be entitled to retain the stock option and the unvested portion of the stock option will vest as of the date of the consummation of the change in control.

The agreement contains customary non-competition and non-solicitation provisions that extend to two years after termination of Mr. Mannello’s employment with the Company.  Mr. Mannello also agreed to customary terms regarding confidentiality and ownership of product ideas.

Outstanding Equity Awards at 2017 Fiscal Year End

The following table presents, for each of the named executive officers, information regarding outstanding equity awards as of December 31, 2017.

Outstanding Equity Awards
		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units That Have Not Vested ($)
Joseph Mannello (1)	8/24/2017	75,000	225,000	4.00	8/24/2027	-	-

(1)	Mr. Mannello was hired as the Company’s permanent Chief Executive Officer effective September 1, 2017

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Stock Vested at 2017 Fiscal Year End

Director Compensation

The following table summarizes the compensation earned by our non-employee directors for the fiscal year ended December 31, 2017. All compensation paid to our employee directors is included under the summary compensation table above.

Name	Share Awards (1)	Cash Paid ($)
Dr. Robert J. Hariri	7,353	$10,000
Dr. Louis J. Aronne	9,191	12,500
Christopher Pechock	11,949	16,250
Victor Mandel	10,110	13,750
John Nosta	9,191	12,500
	40,441	$65,000

(1)	The value of awards and stock options equals the aggregate grant date fair value of awards computed in accordance with ASC 718. The assumptions used in determining the grant date fair value of these awards for their respective years are set forth in Part IV, Item 15, “Notes to Consolidated Financial Statements: Note 10 - Stock Compensation” of our annual report on Form 10-K for the fiscal year ended December 31, 2017. These share awards and cash payments were made in January 2018.

STOCKHOLDER PROPOSALS

Stockholder proposals, including director nominations, intended for inclusion in our proxy statement for the 2018 annual meeting (expected to be held on or about December 13, 2019) pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 must be submitted to us on or before August 15, 2018 so that they may be considered by us for inclusion in our proxy statement relating to that meeting.

If you intend to present a proposal at the 2019 annual meeting of stockholders, or if you want to nominate one or more directors, you must give timely notice thereof in writing to the Company. Our Secretary must receive this notice at the principal executive offices of the Company no earlier than July 22, 2019 and no later than August 21, 2019; provided, however, that in the event that the 2019 annual meeting is called for a date that is not within 45 days before or after the anniversary of this annual meeting, notice by the stockholder to be timely must be so received no earlier than the opening of business on the 120th day before the 2019 annual meeting and not later than the later of (x) the close of business on the 90th day before the 2019 annual meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the 2019 annual meeting is first made by the Company.

If you intend to present a proposal at the 2019 annual meeting, or if you want to nominate one or more directors at the 2019 annual meeting, you must comply with the advance notice provisions of our bylaws. You may contact our Chief Executive Officer at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

PROXY SOLICITATION

The solicitation of proxies is made on behalf of the Board and we will bear the cost of soliciting proxies.  The transfer agent and registrar for our common stock, Island Stock Transfer, as a part of its regular services and for no additional compensation other than reimbursement for out-of-pocket expenses, has been engaged to assist in the proxy solicitation.  Proxies may be solicited through the mail and through telephonic or telegraphic communications to, or by meetings with, stockholders or their representatives by our directors, officers and other employees who will receive no additional compensation therefor. We may also retain a proxy solicitation firm to assist us in obtaining proxies by mail, facsimile or email from record and beneficial holders of shares for the Annual Meeting. If we retain a proxy solicitation firm, we expect to pay such firm reasonable and customary compensation for its services, including out-of-pocket expenses.

We request persons such as brokers, nominees and fiduciaries holding stock in their names for others, or holding stock for others who have the right to give voting instructions, to forward proxy material to their principals and to request authority for the execution of the proxy.  We will reimburse such persons for their reasonable expenses.

ANNUAL REPORT

The Annual Report is being sent with this Proxy Statement to each stockholder and is available at the Investor Relations portion of our website as well as on the SEC’s website at www.sec.gov.  The Annual Report contains our audited financial statements for the fiscal year ended December 31, 2017.  The Annual Report, however, is not to be regarded as part of the proxy soliciting material.

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DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS

Only one copy of this Proxy Statement and one copy of our Annual Report are being delivered to multiple registered stockholders who share an address unless we have received contrary instructions from one or more of the stockholders. A separate form of proxy and a separate notice of the Annual Meeting are being included for each account at the shared address. Registered stockholders who share an address and would like to receive a separate copy of our Annual Report and/or a separate copy of this Proxy Statement, or have questions regarding the householding process, may contact the Company’s transfer agent: Island Stock Transfer, by calling (727) 289-0010, or by forwarding a written request addressed to Island Stock Transfer, 15500 Roosevelt Boulevard, Suite 301, Clearwater, Florida 33760. Promptly upon request, a separate copy of our Annual Report on Form 10-K and/or a separate copy of this Proxy Statement will be sent. By contacting Island Stock Transfer, registered stockholders sharing an address can also (i) notify the Company that the registered stockholders wish to receive separate annual reports to stockholders, proxy statements and/or Notices of Internet Availability of Proxy Materials, as applicable, in the future or (ii) request delivery of a single copy of annual reports to stockholders, proxy statements and/or Notices of Internet Availability of Proxy Materials, as applicable, in the future if registered stockholders at the shared address are receiving multiple copies.

Many brokers, brokerage firms, broker/dealers, banks and other holders of record have also instituted “householding” (delivery of one copy of materials to multiple stockholders who share an address). If your family has one or more “street name” accounts under which you beneficially own shares of our common stock, you may have received householding information from your broker, brokerage firm, broker/dealer, bank or other nominee in the past. Please contact the holder of record directly if you have questions, require additional copies of this Proxy Statement or our Annual Report or wish to revoke your decision to household and thereby receive multiple copies. You should also contact the holder of record if you wish to institute householding.

OTHER MATTERS

Management does not know of any other matters which are likely to be brought before the meeting. However, in the event that any other matters properly come before the meeting, the persons named in the enclosed proxy will vote said proxy in accordance with their judgment in said matters.

The information presented in this proxy statement under the caption “Report of the Audit Committee” will not be deemed to be “soliciting material” or deemed filed with the SEC under the Securities Act of 1933 or the Securities Exchange Act of 1934, and nothing contained in any of our previous filings under such acts shall be interpreted as incorporating by reference the information presented under said specified captions.

Where You Can Find More Information

We file annual, quarterly and other reports and information with the SEC. These reports and other information can be inspected and copied at, and copies of these materials can be obtained at prescribed rates from, the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the SEC’s Web site, located at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the SEC.

Any requests for copies of information, reports or other filings with the SEC should be directed to MYOS RENS Technology Inc., 45 Horsehill Road, Suite 106, Cedar Knolls, New Jersey 07927, Attn.: Investor Relations.

By Order of the Board of Directors

Joseph Mannello, Chief Executive Officer and Director

Cedar Knolls, New Jersey

November 19, 2018

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and the Annual Report are available at the Investor Relations portion of our website at http://ir.myosrens.com.

MYOS RENS TECHNOLOGY INC.

Annual Meeting of Stockholders

December 13, 2018 10:30 AM

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF MYOS RENS TECHNOLOGY INC.

The undersigned stockholder of MYOS RENS Technology Inc., a Nevada corporation (the “Company”), hereby appoints Dr. Robert J. Hariri and Joseph Mannello, and each of them, each with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, all of the shares of common stock of the Company which the undersigned is entitled to vote, on all matters that may properly come before the Annual Meeting of Stockholders of the Company to be held December 13, 2018, at the Company’s headquarters located at 45 Horsehill Road, Suite 106, Cedar Knolls, New Jersey 07927, and at any adjournment or postponement thereof. The undersigned stockholder hereby revokes any proxy or proxies heretofore given by the undersigned for the Annual Meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HERERIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED “FOR” THE ELECTION OF ALL NOMINEES UNDER PROPOSAL NO. 1, “FOR” PROPOSAL NO. 2, AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Continued and to be signed on reverse side

MYOS RENS TECHNOLOGY INC. 45 Horsehill Road, Suite 106 Cedar Knolls, New Jersey 07927

VOTE BY INTERNET

www.islandstocktransfer.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-877-502-0550

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Island Stock Transfer, 15500 Roosevelt Blvd., Suite 301, Clearwater FL 33760.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

To withhold authority to vote for any individual nominee(s), mark “Vote FOR All Nominees Except” and write the name(s) of the nominee(s) on the line below.

1.	Election of Directors

☐ Dr. Robert J. Hariri ☐ Ren Ren ☐ Eric Zaltas

☐	Vote FOR all nominees	☐	Vote WITHHOLD from all nominees	☐	Vote FOR all nominees except

2.	Ratification of the appointment of WithumSmith+Brown, PC as independent registered public accounting firm for the fiscal year ending December 31, 2018.

☐ For ☐ Against ☐ Abstain

NOTE: The proxies are authorized to vote on all such matters as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date